EQUITY	12 Months Ended
Dec. 31, 2017
Share Capital, Reserves And Other Equity Interest [Abstract]
Equity
NOTE 10: EQUITY
10.1    Share details
On May 22, 2017, ArcelorMittal completed the consolidation of each three existing shares in ArcelorMittal without nominal value into one share without nominal value. As a result of this reverse stock split, the number of issued shares decreased from 3,065,710,869 to 1,021,903,623 and all prior periods have been recast in accordance with IFRS.
The Company’s shares consist of the following:

	December 31, 2015	Movement in year [1]	December 31, 2016	Movement in year [1]	December 31, 2017
Issued shares	555,130,741	466,772,882	1,021,903,623	—	1,021,903,623
Treasury shares	(2,860,363)	452,883	(2,407,480)	420,644	(1,986,836)
Total outstanding shares	552,270,378	467,225,765	1,019,496,143	420,644	1,019,916,787

1.	refer to note 10.2 on the mandatorily convertible notes (137,967,116 or 45,989,039 after reverse stock split).

On January 15, 2016, following the maturity of the mandatorily convertible notes (see 10.2 below), the Company increased share capital by €570 million (622) from €6,883 million (10,011) to €7,453 million (10,633) through the issuance of 137,967,116 (45,989,039 after reverse stock split) new shares fully paid up. The aggregate number of shares issued and fully paid up increased to 1,803,359,338 (601,119,779 after reverse stock split).
Following the extraordinary general meeting held on March 10, 2016, ArcelorMittal decreased share capital by €7,273 million (10,376) from €7,453 million (10,633) to €180 million (257) through a reduction of the accounting par value per share to €0.10 without any distribution to shareholders, the balance being allocated to additional paid-in capital.
On April 8, 2016, ArcelorMittal completed an equity offering with net proceeds of 3,115 (net of transaction costs of 40) by way of the issuance of 1,803,359,338 (601,119,779 after reverse stock split) non-statutory preferential subscription rights with a subscription price of €2.20 per share at a ratio of 7 shares for 10 rights subsequently to the adoption of enabling resolutions by the extraordinary general meeting of shareholders on March 10, 2016. The Company increased share capital by €126 million (144) from €180 million (257) to €306 million (401) through the issuance of 1,262,351,531 (420,783,844 after reverse stock split) new shares fully paid up. The aggregate number of shares issued and fully paid up increased to 3,065,710,869 (1,021,903,623 after reverse stock split).
Authorized shares
At the Extraordinary General Meeting held on May 8, 2012, the shareholders approved an increase of the authorized share capital of ArcelorMittal by €643 million represented by 156 million shares (52 after reverse stock split), or approximately 10% of ArcelorMittal’s outstanding capital. Following this approval, which is valid for 5 years, the total authorized share capital was €7.7 billion represented by 1,773,091,461 (591,030,487 after reverse stock split) shares without par value.
At the Extraordinary General Meeting held on May 8, 2013, the shareholders approved an increase of the authorized share capital of ArcelorMittal by €524 million represented by 223 million shares (74 after reverse stock split), or approximately 8% of ArcelorMittal’s outstanding capital. Following this approval, which is valid for five years, the total authorized share capital was €8.2 billion represented by 1,995,857,213 (665,285,738 after reverse stock split) shares without par value.
At the Extraordinary General Meeting held on March 10, 2016, the shareholders approved a decrease of the authorized share capital of the Company by €8,049 million through a reduction of the accounting par value per share to €0.10 and a subsequent increase by €3 billion. Following the completion of the equity offering on April 8, 2016, the Company’s authorized share capital was decreased by €2.9 billion. As a result of the approval given by the shareholders on March 10, 2016 and which is valid for five years, the total authorized share capital was €337 million represented by 3,372,281,956 (1,124,093,985 after reverse stock split) shares without par value.
At the Extraordinary General Meeting held on May 10, 2017, the shareholders approved a reverse stock split and an increase of the authorized share capital to €345 million. Following this approval, on May 22, 2017 ArcelorMittal completed the consolidation of each three existing shares in ArcelorMittal without nominal value into one share without nominal value. As a result, the authorized share capital increased with a decrease in representative shares from €337 million represented by 3,372,281,956 ordinary shares without nominal value as of December 31, 2016 to €345 million represented by 1,151,576,921 ordinary shares without nominal value.
Treasury shares
ArcelorMittal held, indirectly and directly, 2.0 million and 2.4 million treasury shares (corresponding to 7.2 million shares prior to the reverse stock split) as of December 31, 2017 and December 31, 2016, respectively.
10.2    Equity instruments and hybrid instruments
Mandatorily convertible notes
Mandatorily convertible notes issued by the Company were accounted for as compound financial instruments. The net present value of the coupon payments at issuance date was recognized as a long-term obligation and carried at amortized cost. The value of the equity component was determined based upon the difference of the cash proceeds received from the issuance of the notes and the net present value of the financial liability component on the date of issuance and was included in equity.
On January 16, 2013, ArcelorMittal issued mandatorily convertible subordinated notes (“MCNs”) with net proceeds of 2,222. The notes had a maturity of 3 years, were issued at 100% of the principal amount and were mandatorily converted into ordinary shares of ArcelorMittal at maturity unless converted earlier at the option of the holders or ArcelorMittal or upon specified events in accordance with the terms of the MCNs. The MCNs paid a coupon of 6.00% per annum, payable quarterly in arrears. The minimum conversion price of the MCNs was set at $16.75 (prior to reverse stock split), corresponding to the placement price of shares in the concurrent ordinary shares offering as described above, and the maximum conversion price was set at approximately 125% of the minimum conversion price (corresponding to $20.94, prior to reverse stock split). The minimum and maximum conversion prices were subject to adjustment upon the occurrence of certain events, and were, as of December 31, 2015, $15.98 and $19.98, respectively (prior to reverse stock split). The Company determined the notes met the definition of a compound financial instrument and as such determined the fair value of the financial liability component of the bond was 384 on the date of issuance and recognized it as a long-term obligation. The value of the equity component of 1,838 was determined based upon the difference of the cash proceeds received from the issuance of the bond and the fair value of the financial liability component on the date of issuance and was included in equity.
During the fourth quarter of 2015, the Company delivered 2,275,026 treasury shares (758,342 after reverse stock split) against 1,817,869 notes converted at the option of their holders. As a result of such voluntary conversions, the carrying amount of MCNs decreased by 38. On January 15, 2016, upon final maturity of the MCNs, the remaining outstanding 88,182,131 notes were converted into 137,967,116 new common shares (45,989,039 after reverse stock split). Accordingly, share capital and additional paid-in-capital increased by 622 and 1,178, respectively and the carrying amount of MCNs decreased by 1,800.
Mandatory convertible bonds
On December 28, 2009, the Company issued through Hera Ermac, a wholly-owned subsidiary, 750 unsecured and unsubordinated bonds mandatorily convertible into preferred shares of such subsidiary. The bonds were placed privately with a Luxembourg affiliate of Crédit Agricole (formerly Calyon) and are not listed. The Company has the option to call the mandatory convertible bonds until 10 business days before the maturity date. Hera Ermac invested the proceeds of the bonds issuance and an equity contribution by the Company in notes issued by subsidiaries of the Company linked to the values of shares of Erdemir and China Oriental. On April 20, 2011, the Company signed an agreement for an extension of the conversion date of the mandatory convertible bonds to January 31, 2013. On September 27, 2011, the Company increased the mandatory convertible bonds from 750 to 1,000. The Company further extended the conversion date for the mandatory convertible bonds on December 18, 2012 and January 17, 2014 to January 31, 2014 and January 29, 2016, respectively.
On November 20, 2015, the conversion date of the 1,000 mandatory convertible bonds was extended from January 29, 2016 to January 31, 2018. The other main features of the mandatory convertible bonds remained unchanged. The Company determined that this transaction led to the extinguishment of the existing compound instrument and the recognition of a new compound instrument including non-controlling interests for 880 (net of cumulative tax and fees) and other liabilities for 106. The derecognition of the previous instrument and the recognition at fair value of the new instrument resulted in a 79 expense included in financing costs-net in the consolidated statement of operations and a 20 decrease in non-controlling interests.
On December 14, 2017, the conversion date of the 1,000 mandatory convertible bonds was extended from January 31, 2018 to January 29, 2021. The other main features of the mandatory convertible bonds remained unchanged. The Company determined that this transaction led to the extinguishment of the existing compound instrument and the recognition of a new compound instrument including non-controlling interests for 797 (net of cumulative tax and fees) and other liabilities for 184. The derecognition of the previous instrument and the recognition at fair value of the new instrument resulted in a 92 expense included in financing costs-net in the consolidated statement of operations and a 83 decrease in non-controlling interests.
10.3    Earnings per common share
Basic earnings per common share is computed by dividing net income (loss) by the weighted average number of common shares outstanding during the year. Net income (loss) attributable to ordinary shareholders takes into consideration dividend rights of preferred shareholders such as holders of subordinated perpetual capital securities. Diluted earnings per share is computed by dividing income (loss) available to equity holders by the weighted average number of common shares and potential common shares from share unit plans and outstanding stock options as well as potential common shares from the conversion of certain convertible bonds whenever the conversion results in a dilutive effect.
On April 8, 2016, the Company issued 1,262,351,531 (420,783,844 after reverse stock split) new shares at a subscription price of €2.20 (prior to reverse stock split) per share representing a 35% discount compared to the theoretical ex-right price (“TERP”) of €3.40 (prior to reverse stock split) based on the closing price of ArcelorMittal’s shares on Euronext Amsterdam on March 10, 2016. In accordance with IFRS, such a rights issue includes a bonus element increasing the number of ordinary shares outstanding to be used in calculating basic and diluted earnings per share for all periods before the rights issue. Accordingly, the table below presents the numerators, a reconciliation of the weighted average common shares outstanding for the purposes of basic and diluted earnings per share for the years ended December 31, 2017 and as retrospectively adjusted for the above mentioned bonus element for the years ended December 31, 2016 and 2015.
On May 22, 2017, ArcelorMittal completed the consolidation of each three existing shares in ArcelorMittal without nominal value into one share without nominal value. As a result of this reverse stock split, the number of outstanding shares for the prior periods have been recast in accordance with IFRS.

	Year Ended December 31,
	2017	2016	2015
Net income (loss) attributable to equity holders of the parent	4,568	1,779	(7,946)
Weighted average common shares outstanding (in millions) for the purposes of basic earnings per share	1,020	953	598
Incremental shares from the rights issue on April 8, 2016 retrospectively adjusted for all prior periods	—	—	174
Weighted average common shares outstanding (in millions) for the purposes of basic earnings per share (restated)	1,020	953	772
Incremental shares from assumed conversion of restricted share units and performance share units (in millions)	4	2	—
Weighted average common shares outstanding (in millions) for the purposes of diluted earnings per share	1,024	955	772

For the purpose of calculating earnings per common share, diluted weighted average common shares outstanding excludes 3 million potential common shares from share unit plans for the year ended December 31, 2015, because such share unit plans are anti-dilutive.
10.4    Dividends
Calculations to determine the amounts available for dividends are based on ArcelorMittal’s financial statements (“ArcelorMittal SA”) which are prepared in accordance with IFRS, as endorsed by the European Union. ArcelorMittal SA has no significant manufacturing operations of its own. Accordingly, it can only pay dividends or distributions to the extent it is entitled to receive cash dividend distributions from its subsidiaries’ recognized gains, from the sale of its assets or records share premium from the issuance of common shares. Dividends are declared in U.S. dollars and are payable in either U.S. dollars or in euros.

Description	Approved by	Dividend per share (in $)	Payout date	Total (in millions of $)
Dividend for financial year 2014	Annual General Shareholders’ meeting on May 5, 2015 [1]	0.45	June 15, 2015	331
Dividend for financial year 2015	Annual General Shareholders’ meeting on May 4, 2016	—	—	—
Dividend for financial year 2016	Annual General Shareholders’ meeting on May 10, 2017	—	—	—

1.
On May 22, 2017, ArcelorMittal completed the consolidation of each three existing shares in ArcelorMittal without nominal value into one share without nominal value. As a result of this reverse stock split, the dividend per share has been adjusted accordingly. Following the Company’s equity offering in April 2016, the dividends declared per share for prior periods has been recast for the year ended December 31, 2014, to include the bonus element derived from the 35% discount to the theoretical ex-right price included in the subscription price. The actual dividends paid were $0.60 per issued share as of December 31, 2014.

The Board has agreed on a new dividend policy which will be proposed to shareholders at the annual general meeting in May 2018, dividends will begin at $0.10/share in 2018 (paid from 2017 results).
10.5.1 Non-wholly owned subsidiaries that have material non-controlling interests
The tables below provide a list of the principal subsidiaries which include non-controlling interests at December 31, 2017 and 2016 and for the years ended December 31, 2017, 2016 and 2015.

Name of Subsidiary	Country of incorporation and operation	% of non-controlling interests and non- controlling voting rights at December 31, 2017	% of non-controlling interests and non- controlling voting rights at December 31, 2016	Net income (loss) attributable to non- controlling interests for the year ended December 31, 2017	Non-controlling interests at December 31, 2017	Net income (loss) attributable to non- controlling interests for the year ended December 31, 2016	Non-controlling interests at December 31, 2016	Net income (loss) attributable to non- controlling interests for the year ended December 31, 2015
AMSA	South Africa	30.78%	30.78%	(124)	195	(103)	307	(301)
Sonasid[1]	Morocco	67.57%	67.57%	3	107	(5)	95	(6)
ArcelorMittal Kryvyi Rih	Ukraine	4.87%	4.87%	10	164	5	163	3
Belgo Bekaert Arames ("BBA")	Brazil	45.00%	45.00%	25	146	23	154	25
Hera Ermac[2]	Luxembourg	—	—	—	797	—	880	—
AMMIC[3]	Canada	15.00%	15.00%	91	479	28	488	32
Arceo[4]	Belgium	62.86%	62.86%	4	168	5	148	4
ArcelorMittal Liberia Ltd	Liberia	15.00%	15.00%	(11)	(266)	(5)	(256)	(239)
Other				9	276	7	211	5
Total				7	2,066	(45)	2,190	(477)

1.
Sonasid - ArcelorMittal holds a controlling stake of 50% in Nouvelles Sidérurgies Industrielles. ArcelorMittal controls Nouvelles Sidérurgies Industrielles on the basis of a shareholders’ agreement which includes deadlock arrangements in favor of the Company. Nouvelles Sidérurgies Industrielles holds a 64.86% stake in Sonasid. The total non-controlling interests in Sonasid of 67.57% are the result of ArcelorMittal’s indirect ownership percentage in Sonasid of 32.43% through its controlling stake in Nouvelles Sidérurgies Industrielles.

2.	Hera Ermac - The non-controlling interests correspond to the equity component of the mandatory convertible bonds maturing on January 29, 2021 (see note 10.2).

3.
AMMIC - On March 15, 2013 and May 30, 2013, a consortium led by POSCO and China Steel Corporation acquired a 15% non-controlling interest in joint venture partnerships holding ArcelorMittal’s Labrador Trough iron ore mining and infrastructure assets.

4.
Arceo - On June 1, 2015, the Company signed an agreement with Sogepa, an investment fund of the Walloon Region in Belgium, to restructure the research and development activities of their combined investment in Arceo, an investment previously accounted for under the equity method by the Company. On June 11, 2015, Sogepa made a capital injection into Arceo, decreasing the Company’s percentage ownership from 50.1% to 37.7%. Following the signed agreement to restructure the activities of Arceo, the Company obtained control and fully consolidated the investment, which resulted in an increase in non-controlling interests by 148. Additionally, on December 13, 2016, Sogepa made a capital injection into Arceo, decreasing the Company's percentage ownership from 37.7% to 37.1%.

The tables below provide summarized statements for the above-mentioned subsidiaries of financial position as of December 31, 2017 and 2016 and the summarized statements of operations and summarized statements of cash flows for the year ended December 31, 2017, 2016 and 2015.
Summarized statements of financial position

	December 31, 2017
	AMSA	Sonasid	AM Kryvyi Rih	BBA	Hera Ermac	AMMIC	Arceo	AM Liberia
Current assets	1,457	181	1,228	220	210	1,050	56	107
Non-current assets	1,047	108	2,801	190	3,350	3,135	213	93
Total assets	2,504	289	4,029	410	3,560	4,185	269	200
Current liabilities	1,399	100	598	93	67	316	2	1,783
Non-current liabilities	470	34	266	21	616	555	1	35
Net assets	635	155	3,165	296	2,877	3,314	266	(1,618)
Summarized statements of operations

	December 31, 2017
	AMSA	Sonasid	AM Kryvyi Rih	BBA	Hera Ermac	AMMIC	Arceo	AM Liberia
Revenue	2,926	371	2,486	698	—	1,943	—	56
Net income (loss)	(403)	6	209	52	1,130	617	6	(71)
Total comprehensive income (loss)	(421)	4	210	52	1,130	613	6	(71)
Summarized statements of cash flows

	December 31, 2017
	AMSA	Sonasid	AM Kryvyi Rih	BBA	Hera Ermac	AMMIC	Arceo	AM Liberia
Net cash provided by / (used in) operating activities	(119)	(7)	194	63	(12)	947	10	(69)
Net cash provided by / (used in) investing activities	(193)	(3)	(234)	(9)	12	(301)	3	(63)
Net cash provided by / (used in) financing activities	330	(4)	—	(61)	—	(656)	(8)	132
Impact of currency movements on cash	13	1	(2)	—	—	—	1	—
Cash and cash equivalents:
At the beginning of the year	110	51	102	12	—	168	7	—
At the end of the year	141	38	60	5	—	158	13	—
Dividend to non-controlling interests	—	(2)	—	(26)	—	(98)	(5)	—
Summarized statements of financial position

	December 31, 2016
	AMSA	Sonasid	AM Kryvyi Rih	BBA	Hera Ermac	AMMIC	Arceo	AM Liberia
Current assets	1,108	155	973	212	221	2,255	21	93
Non-current assets	1,145	107	2,857	206	1,798	3,751	219	49
Total assets	2,253	262	3,830	418	2,019	6,006	240	142
Current liabilities	1,013	94	491	82	65	314	4	1,081
Non-current liabilities	245	28	275	25	127	3,835	1	608
Net assets	995	140	3,064	311	1,827	1,857	235	(1,547)
Summarized statements of operations

	December 31, 2016
	AMSA	Sonasid	AM Kryvyi Rih	BBA	Hera Ermac	AMMIC	Arceo	AM Liberia
Revenue	2,228	300	2,068	627	—	1,472	—	56
Net income (loss)	(335)	(7)	98	53	402	(66)	7	(29)
Total comprehensive income (loss)	(349)	(8)	106	49	402	(74)	7	(29)
Summarized statements of cash flows

	December 31, 2016
	AMSA	Sonasid	AM Kryvyi Rih	BBA	Hera Ermac	AMMIC	Arceo	AM Liberia
Net cash provided by / (used in) operating activities	11	28	159	63	28	279	4	(45)
Net cash provided by / (used in) investing activities	(149)	(6)	(156)	(15)	(28)	(283)	(78)	(73)
Net cash provided by / (used in) financing activities	80	(32)	—	(50)	—	(24)	80	117
Impact of currency movements on cash	29	—	(5)	2	—	—	—	—
At the beginning of the year	139	61	104	12	—	196	1	1
At the end of the year	110	51	102	12	—	168	7	—
Dividend to non-controlling interests	—	(6)	—	(25)	—	(30)	—	—

Summarized statements of operations

	December 31, 2015
	AMSA	Sonasid	AM Kryvyi Rih	BBA	Hera Ermac	AMMIC	Arceo	AM Liberia
Revenue	2,478	345	2,118	701	—	1,432	—	86
Net income (loss)	(581)	(10)	58	58	(242)	475	7	(1,516)
Total comprehensive income (loss)	(516)	(14)	70	61	(242)	496	7	(1,516)

Summarized statements of cash flows

	December 31, 2015
	AMSA	Sonasid	AM Kryvyi Rih	BBA	Hera Ermac	AMMIC	Arceo	AM Liberia

Net cash provided by / (used in) operating activities	(85)	17	174	60	25	146	17	(103)
Net cash provided by / (used in) investing activities	(99)	(6)	(154)	(10)	(23)	(171)	(142)	(102)
Net cash provided by / (used in) financing activities	307	15	—	(52)	(2)	(97)	127	205
Impact of currency movements on cash	(23)	(2)	(43)	(4)	—	—	(1)	—
Cash and cash equivalents:
At the beginning of the year	39	37	127	18	—	318	—	1
At the end of the year	139	61	104	12	—	196	1	1
Dividend to non-controlling interests	—	(6)	—	(17)	—	(57)	—	—
10.5.2 Transactions with non-controlling interests
Acquisitions of non-controlling interests, which do not result in a change of control, are accounted for as transactions with owners in their capacity as owners and therefore no goodwill is recognized as a result of such transactions. In such circumstances, the carrying amounts of the controlling and non-controlling interests are adjusted to reflect the changes in their relative interests in the subsidiary. Any difference between the amount by which the non-controlling interests are adjusted and the fair value of the consideration paid or received is recognized directly in equity and attributed to the owners of the parent.
On February 23, 2017, ArcelorMittal and Votorantim S.A. announced the signing of an agreement, pursuant to which Votorantim’s long steel businesses in Brazil, Votorantim Siderurgia, will become a subsidiary of ArcelorMittal Brasil and Votorantim will hold a non-controlling interest in ArcelorMittal Brasil. The combined operations include ArcelorMittal Brasil’s production sites at Monlevade, Cariacica, Juiz de Fora, Piracicaba and Itaúna, and Votorantim Siderurgia’s production sites at Barra Mansa, Resende and its participation in Sitrel, in Três Lagoas (see note 2.2.4).
Transactions with non-controlling interests in 2016 were as follows:
AMSA
On January 15, 2016, AMSA completed a rights offering fully underwritten by ArcelorMittal. The total cash proceeds amounted to ZAR 4.5 billion. ArcelorMittal subscribed the capital increase through repayment of an outstanding intragroup loan of ZAR 3.2 billion and an additional cash injection of ZAR 0.5 billion. As a result of the rights issue, ArcelorMittal’s shareholding in AMSA increased from 52% to 70.55% and non-controlling interests decreased by 80.
Effective October 17, 2016, ArcelorMittal’s interest in AMSA decreased to 69.22%. In the framework of AMSA’s transformation initiatives in order to maximize its score under the Broad-Based Black Economic Empowerment (“B-BBEE”) Codes of Good Practice, it launched on October 1, 2015 an employee share ownership plan following which the Ikageng Broad-Based Employee Share Trust obtained an ownership interest of 1.33% in AMSA to be attributed to qualifying employees upon vesting date of the plan.
In addition, on September 28, 2016, AMSA announced that it had entered into agreements to implement a transaction which includes the issuance of a 17% shareholding in AMSA using a new class of notionally funded shares to a special purpose vehicle owned by Likamva Resources Proprietary Limited (“Likamva”). Likamva has undertaken to introduce broad-based social and community development organizations as shareholders to hold an effective 5% interest (of the 17%, leaving Likamva with a 12% shareholding) within 24 months. The transaction also includes the issuance of a 5.1% shareholding in AMSA using another new class of notionally funded shares to the ArcelorMittal South Africa Employee Empowerment Share Trust for the benefit of AMSA employees and AMSA management. All the shares have certain restrictions on disposal for a period of 10 years thereby promoting long-term sustainable B-BBEE in AMSA. The shares were issued on December 7, 2016. The Company concluded that the transaction does not correspond to a share issue but qualifies as an in substance option (resulting in the recognition of an expense of 63, which is recognized in financing costs - net and corresponds to the fair value at inception). The shares give the holders rights to notional dividends which will be used to repay the notional funding and voting rights for up to 10 years, resulting in a decrease of ArcelorMittal's voting rights to 53.92%. The Company will recognize non-controlling interests at the end of the 10 year period depending on the value of the shares based on a pre-defined formula.

2016
Non-controlling interests	80
Purchase price (selling price), net [1]	(56)
Adjustment to equity attributable to the equity holders of the parent	136

1.	Amount paid in by non-controlling shareholders in AMSA following the rights issue

Transactions with non-controlling interests include also the mandatory convertible bonds (see note 10.2).
There were no transactions with non-controlling interests in 2015.